Exhibit 10.4

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 11, 2005, among FAIRPOINT COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”), various Lenders party to the Credit Agreement referred to below, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”).  All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, various lenders from time to time party thereto (the “Lenders”), Bank of America, N.A., as Syndication Agent, Cobank, ACB and General Electric Capital Corporation, as Co-Documentation Agents, and the Administrative Agent are parties to a Credit Agreement, dated as of February 8, 2005 (the “Credit Agreement”); and

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WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, IT IS AGREED:

I.              Amendment to Credit Agreement.

1.             Section 6.01(a) of the Credit Agreement is hereby amended by inserting the text “(or, in the case of the fiscal year of the Borrower ended December 31, 2004, within 90 days after the close of such fiscal year)” immediately following the text “75 days after the close of each fiscal year of the Borrower” appearing in said Section.

II.            Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

(a)           no Default or Event of Default exists as of the First Amendment Effective Date, both immediately before and immediately after giving effect thereto; and

(b)           all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF).

5.             This Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the Borrower and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counter parts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  May Yip (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com).

6.             From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ Timothy W. Henry
Name: Timothy W. Henry
Title: Vice President of Finance and Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Director

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

BANK OF AMERICA, N.A., Individually and as Syndication Agent

By:	/s/ James Ford
Name: James Ford
Title: Senior Vice President

COBANK, ACB, Individually and as Co- Documentation Agent

By:	/s/ Rick Freeman
Name: Rick Freeman
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, Individually and as Co- Documentation Agent

By:	illegible
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MARCH 11, 2005, AMONG FAIRPOINT COMMUNICATIONS, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:	NAME OF INSTITUTION:

Pacifica CDO II, Ltd.	Avenue CLO Fund, Ltd.

By:	/s/ An Pham, Jr.	By:	/s/ Richard D’Addario
	Name: An Pham Jr.		Name: Richard D’Addario
	Title: Vice President		Title: Senior Portfolio Manager

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Ares CLO VII, Ltd.		Ares CLO VIII, Ltd.

By:	Ares CLO Management VII, L.P.	By:	Ares CLO Management VIII, L.P.
	Investment Manager		Investment Manager

By:	Ares CLO GP VII, LLC	By:	Ares CLO GP VIII, LLC
	Its General Partner		Its General Partner

By:	/s/Jeff Moore	By:	/s/ Jeff Moore
	Name: Jeff Moore		Name: Jeff Moore
	Title: Vice President		Title: Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Ares CLO IX, Ltd.		Ares Enhanced Loan Investment Strategy, Ltd.

By:	Ares CLO Management IX, L.P.	By:	Ares Enhanced Loan Management, L.P.
	Investment Manager		Investment Manager

By:	Ares CLO GP IX, LLC	By:	Ares Enhanced Loan GP, LLC
Its General Partner

By:	/s/ Jeff Moore	By:	/s/ Jeff Moore
	Name: Jeff Moore		Name: Jeff Moore
	Title: Vice President		Title: Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Massachusetts Mutual Life Insurance Co.		Babson CLO Ltd. 2004-I
Babson CLO Ltd. 2004-II
By:	Babson Capital Management LLC	Babson CLO Ltd. 2005-I
	as Investment Advisor	Suffield CLO, Limited
Tryon CLO Ltd. 2000-I

By:	/s/ David P. Wells
	Name: David P. Wells, CFA	By:	Babson Capital Management LLC
	Title: Managing Director		as Collateral Manager

		By:	/s/ David P. Wells
Name: David P. Wells, CFA
Title: Managing Director

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Braymoor & Co.		Bear Stearns Institutional Loan Master Fund

By:	Bear Stearns Assets Management, Inc.	By:	Bear Stearns Asset Management, Inc.
	as its attorney-in-fact		as its attorney-in-fact

By:	/s/ Niall D. Rosenzweig	By:	/s/ Niall D. Rosenzweig
	Name: Niall D. Rosenzweig		Name: Niall D. Rosenzweig
	Title: Managing Director		Title: Managing Director

NAME OF INSTITUTION:	NAME OF INSTITUTION:

Bear Stearns Loan Trust	FBS CBNA Loan Funding LLC

By:	Bear Stearns Asset Management, Inc.
	as its attorney-in-fact	By:	/s/ Gregg Bresner
			Name:	Gregg Bresner
By:	/s/ Niall D. Rosenzweig		Title:	Member, Briscoe Capital Management,
	Name: Niall D. Rosenzweig			on behalf of FBS CBNA
Loan Funding LLC
Title: Managing Director

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Callidus Debt Partners CLO Fund II Ltd.		CIT Lending Services Corporation

By:	Its Collateral Manager, Callidus Capital	By:	/s/ Michael V. Monahan
	Management, LLC		Name: Michael V. Monahan
Title: Vice President
By:	/s/ Wayne Mueller
Name: Wayne Mueller
Title: Senior Managing Director

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Senior Debt Portfolio		Eaton Vance Senior Income Trust

By:	Boston Management and Research	By:	Eaton Vance Management
	its Investment Advisor		as Investment Advisor

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof
	Name: Michael B. Botthof		Name: Michael B. Botthof
	Title: Vice President		Title: Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Eaton Vance Institutional Senior Loan Fund		Eaton Vance CDO III, Ltd.

By:	Eaton Vance Management	By:	Eaton Vance Management
	as Investment Advisor		as Investment Advisor

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof
	Name: Michael B. Botthof		Name: Michael B. Botthof
	Title: Vice President		Title: Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Costantinus Eaton Vance CDO V, Ltd.		Eaton Vance CDO VI, Ltd.

By:	Eaton Vance Management	By:	Eaton Vance Management
	as Investment Advisor		as Investment Advisor

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof
	Name: Michael B. Botthof		Name: Michael B. Botthof
	Title: Vice President		Title: Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Grayson & Co.		Eaton Vance VT Floating-Rate Income Fund

By:	Boston Management and Research	By:	Eaton Vance Management
	as Investment Advisor		as Investment Advisor

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof
	Name: Michael B. Botthof		Name: Michael B. Botthof
	Title: Vice President		Title: Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Eaton Vance Limited Duration Income Fund		Eaton Vance Senior Floating-Rate Trust

By:	Eaton Vance Management	By:	Eaton Vance Management
	as Investment Advisor		as Investment Advisor

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof
	Name: Michael B. Botthof		Name: Michael B. Botthof
	Title: Vice President		Title: Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Eaton Vance Floating-Rate Income Trust		Eaton Vance Short Duration Diversified Income Fund

By:	Eaton Vance Management
	as Investment Advisor	By:	Eaton Vance Management
as Investment Advisor
By:	/s/ Michael B. Botthof
	Name: Michael B. Botthof	By:	/s/ Michael B. Botthof
	Title: Vice President		Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

MacQuarie/First Trust Global Infrastructure/Utilities		Four Corners CLO2005-I, Ltd.
Dividend & Income Fund
By: Four Corners Capital Management LLC,
By: Four Corners Capital Management LLC,			As Sub-Adviser
As Sub-Adviser

		By:	/s/ Steven Columbaro
By:	/s/Steven Columbaro		Name: Steven Columbaro
	Name: Steven Columbaro		Title: Vice President
Title: Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Fortress Portfolio Trust		State Street Bank and Trust Company as Trustee
for GMAM Group Pension Trust I
By:	Four Corners Capital Management LLC,
	As Sub-Adviser	By:	/s/ Russell Riccardi
Name: Russell Riccardi
By:	/s/ Steven Columbaro		Title: CSO
Name: Steven Columbaro
Title: Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

State Street Bank and Trust Company as Trustee		Alzette European CLO S.A.
for General Motors Welfare Benefit Trust
		By:	INVESCO Senior Secured Management,
Inc. As Collateral Manager
By:	/s/ Russell Riccardi
	Name: Russell Riccardi	By:	/s/ Scott Baskind
	Title: CSO		Name: Scott Baskind
Title: Authorized Signatory

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Avalon Capital Ltd.-3		Champlain CLO, Ltd.

By:	INVESCO Senior Secured Management, Inc.	By:	INVESCO Senior Secured Management,
	As Asset Manager		Inc. As Collateral Manager

By:	/s/ Scott Baskind	By:	/s/ Scott Baskind
	Name: Scott Baskind		Name: Scott Baskind
	Title: Authorized Signatory		Title: Authorized Signatory

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Charter View Portfolio		Diversified Credit Portfolio, Ltd.

By:	INVESCO Senior Secured Management, Inc.	By:	INVESCO Senior Secured Management,
	As Investment Advisor		Inc. As Investment Advisor

By:	/s/ Scott Baskind	By:	/s/ Scott Baskind
	Name: Scott Baskind		Name: Scott Baskind
	Title: Authorized Signatory		Title: Authorized Signatory

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Aim Floating Rate Fund		INVESCO European CDO I S.A.

By:	INVESCO Senior Secured Management, Inc.	By:	INVESCO Senior Secured Management,
	As Sub-Advisor		Inc.

By:	/s/ Scott Baskind	By:	/s/ Scott Baskind
	Name: Scott Baskind		Name: Scott Baskind
	Title: Authorized Signatory		Title: Authorized Signatory

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Loan Funding IX LLC, for itself or as agent for		Sequils-Liberty, Ltd.
Corporate Loan Funding IX LLC
		By:	INVESCO Senior Secured Management,
By:	INVESCO Senior Secured Management, Inc.		Inc. As Collateral Manager
As Portfolio Manager

		By:	/s/ Scott Baskind
By:	/s/ Scott Baskind		Name: Scott Baskind
	Name: Scott Baskind		Title: Authorized Signatory
Title: Authorized Signatory

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Petrusse European CLO S.A.		Sagamore CLO Ltd.

By:	INVESCO Senior Secured Management, Inc.	By:	INVESCO Senior Secured Management,
	As Collateral Manager		Inc. As Collateral Manager

By:	/s/ Scott Baskind	By:	/s/ Scott Baskind
	Name: Scott Baskind		Name: Scott Baskind
	Title: Authorized Signatory		Title: Authorized Signatory

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Saratoga CLO I, Ltd.		Metropolitan Life Insurance Co.

By:	INVESCO Senior Secured Management, Inc.	By:	/s/ Jim Dingler
	As Asset Manager		Name: Jim Dingler
Title: Director
By:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Morgan Stanley Senior Funding, Inc.		The Norinchukin Bank, New York Branch,
through State Street Bank and Trust Company
By:	/s/ Eugene F. Martin	N.A. as fiduciary custodian
Name: Eugene F. Martin
	Title: Vice President	By: Eaton Vance Management, Attorney-in-Fact

		By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Oak Hill Credit Partners I, Limited		Oak Hill Credit Partners II, Limited

By:	Oak Hill CLO Management I, LLC	By:	Oak Hill CLO Management II, LLC
	As Investment Manager		As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott Krase
	Name: Scott D. Krase		Name: Scott Krase
	Title: Authorized Person		Title: Authorized Person

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Oak Hill Credit Partners III, Limited		Oak Hill Credit Partners IV, Limited

By:	Oak Hill CLO Management III, LLC	By:	Oak Hill CLO Management IV, LLC
	As Investment Manager		As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott Krase
	Name: Scott D. Krase		Name: Scott Krase
	Title: Authorized Person		Title: Authorized Person

NAME OF INSTITUTION:		NAME OF INSTITUTION:

SMBC MVI SPC, on behalf of and for the account of		PPM Monarch Bay Funding
Segregated Portfolio No. 1
		By:	/s/ Meredith J, Koslick
By:	Oak Hill Separate Account Management I, LLC		Name: Meredith J. Koslick
	As Investment Manager		Title: Assistant Vice President

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

NAME OF INSTITUTION:		NAME OF INSTITUTION:

PPM Spyglass Funding Trust		Foxe Basin CLO 2003, Ltd.

By:	/s/ Ann E. Morris	By:	Royal Bank of Canada
	Name: Ann E. Morris		as Collateral Manager
Title: Authorized Agent
		By:	/s/ Lee M. Shaiman
Name: Lee M. Shaiman
Title: Authorized Signatory

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Sun Life Assurance Company of Canada (US)		Sankaty Advisors, LLC as Collateral Manager
for Castle Hill II – INGOTS, Ltd., as Term
By:	Fairlead Capital Management Inc.	Lender
as Sub-Advisor
		By:	/s/ Jeffrey Hawkins
By:	/s/ Lee M. Shaiman		Name: Jeffrey Hawkins
	Name: Lee M. Shaiman		Title: Senior Vice President
Title: President and Chief Investment Officer

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for		Sankaty Advisors, LLC as Collateral Manager
Castle Hill III CLO, Limited, as Term Lender		for Race Point II CLO, Limited, as Term Lender

By:	/s/ Jeffrey S. Hawkins	By:	/s/ Jeffrey S. Hawkins
	Name: Jeffrey S. Hawkins		Name: Jeffrey S. Hawkins
	Title: Senior Vice President		Title: Senior Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for		Sankaty Advisors, LLC as Collateral Manager
Castle Hill I – INGOTS, Ltd., as Term Lender		for Loan Funding XI LLC, as Term Lender

By:	/s/ Jeffrey S. Hawkins	By:	/s/ Jeffrey S. Hawkins
	Name: Jeffrey S. Hawkins		Name: Jeffrey S. Hawkins
	Title: Senior Vice President		Title: Senior Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for		Sankaty Advisors, LLC as Collateral Manager
Avery Point CLO, Ltd., as Term Lender		for Race Point CLO, Limited, as Term Lender

By:	/s/ Jeffrey S. Hawkins	By:	/s/ Jeffrey S. Hawkins
	Name: Jeffrey S. Hawkins		Name: Jeffrey S. Hawkins
	Title: Senior Vice President		Title: Senior Vice President

NAME OF INSTITUTION:		NAME OF INSTITUTION:

Harbour Town Funding LLC		Windsor Loan Funding, Limited

By:	/s/ Meredith Koslick	By:	Stanfield Capital Partners LLC
	Name: Meredith Koslick		as its Investment Manager
Title: Assistant Vice President
		By:	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

NAME OF INSTITUTION:		NAME OF INSTITUTION:

XL Re Ltd.		Stanfield Vantage CLO, Ltd.

By:	Stanfield Capital Partners LLC	By:	Stanfield Capital Partners LLC
	as its Collateral Manager		As Its Interim Asset Manager

By:	/s/ Christopher E. Jansen	By:	/s/ Christopher E. Jansen
	Name: Christopher E. Jansen		Name: Christopher E. Jansen
	Title: Managing Partner		Title: Managing Partner

NAME OF INSTITUTION:		NAME OF INSTITUTION:

TRS Callisto LLC		Wachovia Bank National Association

By:	/s/ Alice L. Wagner	By:	/s/ Franklin M. Wessinger
	Name: Alice L. Wagner		Name: Franklin M. Wessinger
	Title: Vice President		Title: Managing Director

NAME OF INSTITUTION:

Waterville Funding LLC

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President